UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2011

EXPRESS-1 EXPEDITED SOLUTIONS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-32172	03-0450326
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3399 Lakeshore Drive, Suite 225, Saint Joseph, Michigan, 49085

(Address of principal executive offices — zip code)

(269) 429-9761

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 2.03	Creation of a Direct Financial Obligation

On March 31, 2011, the Company and its wholly owned subsidiaries entered into a Second Amendment to Revolving and Term Loan Agreement with PNC Bank.  Under the amendment, PNC Bank extended the Company’s maturity date on the line of credit to March 31, 2013.  To secure the obligations of the Company under the notes, PNC Bank renewed guaranties from each of the Company’s subsidiaries and a blanket security interest in all assets of the Company and its subsidiaries.

The foregoing description of the loan facility is qualified in its entirety by the terms of the loan facility attached hereto as Exhibits 99.1 and 99.2.

Exhibit No.	Exhibit Description

99.1	Amendment to Revolving and Term Loan Agreement

99.2	$10,000,000 Revolving Note

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SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated March 31, 2011	Express-1 Expedited Solutions, Inc.

	By:	/s/ Mike Welch
Mike Welch
Chief Executive Officer

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